Exhibit 10.2
SIXTH AMENDMENT TO CREDIT AGREEMENT
     THIS SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of June 1, 2008 (this “Amendment”), is entered into by and between WINTRUST FINANCIAL CORPORATION (the “Borrower”) and LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, “Lender”).
RECITALS
     A. The Borrower and the Bank entered into that certain Credit Agreement dated as of November 1, 2005, as amended by that certain First Amendment to Credit Agreement dated as of June 1, 2006, as amended by that certain Second Amendment to Credit Agreement dated as of July 27, 2006, as amended by that certain Third Amendment to Credit Agreement dated as of January 1, 2007, as amended by that certain Fourth Amendment to Credit Agreement dated as of March 9, 2007, and as amended by that certain Fifth Amendment to Credit Agreement dated as of June 1, 2007 (collectively, with all amendments thereto, the “Agreement”);
     B. The parties hereto have agreed to extend the maturity date on the Term A Note from June 1, 2008 to August 31, 2008 and make other modifications to the Agreement.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Agreement.
     2. AMENDMENTS TO THE AGREEMENT.
     2.1 Amendment to Section 1(a) of the Agreement. Section 1(a) of the Agreement is hereby deleted in its entirety and in lieu thereof is inserted the following:
     (a) Lender agrees to make a loan (each a “Term A Loan” and collectively the “Term A Loans”) to the Borrower in the principal amount of the amount set forth opposite their names on the signature page. The aggregate amounts of the Term A Loans shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000).
     2.2 Amendment to Section 3(b) of the Agreement. Section 3(b) of the Agreement is hereby amended as of the date hereof by deleting the date “June 1, 2008” and inserting the date “August 31, 2008”.
     2.3 Term A Note. All references in the Loan Agreement to the form of the Term A Note in the form of Exhibit “1” to the Loan Agreement shall be deemed to be references to the form of the Term A Note in the form of Exhibit “A-1” attached hereto and made a part hereof.

     3. WARRANTIES. To induce Lender to enter into this Amendment, the Borrower warrants that:
          3.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.
          3.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Agreement as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.
          3.3 Validity and Binding Effect. The Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.
          3.4 No Default. As of the date hereof, no Event of Default under Section 9 of the Agreement, as amended by this Amendment or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.
          3.5 Warranties. As of the date hereof, the representations and warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement,
     4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following documents:
(a)	This Amendment duly executed by the Borrower;

(b)	The execution of a Term A Revolving Note in favor of LaSalle Bank National Association in the amount of $100,000,000; and

(c)	Such other documents and instruments as the Bank reasonably requests.
     5. GENERAL.
          5.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.
          5.2 Successors. This Amendment shall be binding upon the Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and Lender and the successors and assigns of Lender. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents. The Borrower may not assign or transfer any of its rights or Obligations under this Amendment without the prior written consent of Lender.
          5.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lenders shall deemed to be originals.
          5.3 Confirmation of the Agreement. Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.
(remainder of page left intentionally blank; signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WINTRUST FINANCIAL CORPORATION

By:	/s/ David A. Dykstra
Its:	Senior Executive Vice President
Signed 06/24/08

727 North Bank Lane Lake Forest, Illinois 60645 Attention: Edward J. Wehmer Facsimile: (847) 615-4091

TERM LOAN A: $100,000,000.00		LASALLE BANK NATIONAL ASSOCIATION
PRO RATA SHARE: 100%		By:
Its:

TERM LOAN B: $1,000,000.00		135 South LaSalle Street
PRO RATA SHARE: 100%		Chicago, Illinois 60674
Attention: Jeffery J. Bowden
Facsimile: (312) 904-6352

EXHIBIT A-1
Form of Term A Note
TERM A NOTE

$100,000,000	Dated as of June 1, 2008
     FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the “Maker”) promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Bank”) the lesser of the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), or the aggregate unpaid principal amount outstanding under the Credit Agreement dated as of November 1, 2005 (as amended from time to time, the “Credit Agreement”) between the Maker, as Borrower, and LaSalle Bank National Association, as Lender, at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Credit Agreement. All unpaid principal, and accrued interest, if not paid sooner, shall be due and payable in full on August 31, 2008.
     This Note shall be available for direct advances.
     Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Credit Agreement.
     This Note evidences indebtedness incurred under the Credit Agreement dated as of November 1, 2005, as amended from time to time, between the Maker, as Borrower, and LaSalle Bank National Association, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Credit Agreement.
     The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank’s records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.

WINTRUST FINANCIAL CORPORATION

By:
Its: